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FOR IMMEDIATE RELEASE
HENRY SCHEIN REPORTS STRONG
SECOND QUARTER 2026 FINANCIAL RESULTS
AND RAISES FY2026 GUIDANCE
● Q2 2026 GAAP diluted EPS of $0.82 compared to $0.70 GAAP diluted EPS in Q2 2025
● Q2 2026 non-GAAP diluted EPS of $1.27 compared to $1.10 non-GAAP diluted EPS in Q2 2025
● Raises guidance for 2026 to the following: non-GAAP diluted EPS to $5.29 to $5.39, Adjusted EBITDA growth to mid to high-single digits, and sales growth to 4.5% to 5.5%
MELVILLE,
N.Y.,
August 4, 2026 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest
provider of healthcare
solutions to office-based dental and medical practitioners, today reported financial results for the second quarter ended June
27, 2026.
“We delivered
strong sales performance and margin improvement in the second quarter, driven by sustained
momentum across our businesses and solid operational execution by the team. Internal local currency sales growth accelerated compared to the first quarter, which, combined with strong gross margins and the early benefits from our value
creation initiatives, drove strong earnings growth,” said Fred Lowery,
Chief Executive Officer of Henry Schein. “Our first-
half performance and the sustained momentum have positioned us to raise our FY2026 guidance.”
“Our value creation plans remain a top focus for our team, and we are on track to achieve our goals. As we sharpen our focus, our priorities ahead are accelerating growth, simplifying our business, driving operational rigor, and further
deepening our customer relationships,
all of which we believe will create sustainable shareholder value,” Mr.
Lowery added.
Second Quarter 2026 Financial Results
●
Total
net sales
for the quarter were $3.5 billion, an increase of 6.7% compared to the second quarter of 2025 and reflects 4.6% internal sales growth, 0.7% sales growth from acquisitions, and a 1.4% increase resulting from foreign currency exchange. Second quarter sales growth is detailed in Exhibit A
1
.
●
Global Distribution and Value
-Added Services sales
for the quarter increased 6.6%, and reflects 4.5% internal
sales growth, 0.6% sales growth from acquisitions, and a 1.5% increase resulting from foreign currency exchange compared with the second quarter of 2025. The main components are:
● Global Dental Distribution merchandise sales
for the quarter increased 9.7%, and by 5.9% internal sales
growth, compared with the second quarter of 2025.
● Global Dental Distribution equipment sales
for the quarter increased 3.8%, and by 2.2% internal sales
growth, compared with the second quarter of 2025.

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● Global Medical Distribution sales
for the quarter increased 4.0%, and by 3.9% internal sales growth, compared with the second quarter of 2025.
●
Global Value
-Added Services sales
for the quarter increased 5.1%, and by 3.7% internal sales growth, compared with the second quarter of 2025.
●
Global Specialty Products sales
for the quarter increased 8.7%, and reflects 3.2% internal sales growth, 3.4% sales growth from acquisitions, and a 2.1% increase resulting from foreign currency exchange, compared with the second quarter of 2025.
●
Global Technology
sales
for the quarter increased 8.2%, and reflects 9.1% internal sales growth,1.3% sales decrease due to a business disposal, and a 0.4% increase resulting from foreign currency exchange, compared with the second quarter of 2025.
●
GAAP net income
2
for the quarter was $94 million, or $0.82 per diluted share
4
, and compares with second-quarter
2025 GAAP net income of $86 million, or $0.70 per diluted share.
●
Non-GAAP net income
2
for the quarter was $145 million, or $1.27 per diluted share
4
, and compares with second-
quarter 2025 non-GAAP net income of $135 million, or $1.10 per diluted share.
●
Adjusted EBITDA
3
for the quarter was $288 million and compares with second-quarter 2025 Adjusted EBITDA of
$256 million.
Year
-to-Date Financial Results
●
Total
net sales
for the first half of 2026 were $6.8 billion, an increase of 6.5% compared to the first half of 2025 and reflects 3.6% internal sales growth, 0.7% sales growth from acquisitions, and a 2.2% increase resulting from foreign currency exchange. Year
-to-date sales growth is detailed in Exhibit A
1
.
●
GAAP net income
2
for the first half of 2026 was $201 million, or $1.74 per diluted share
4
, and compares with
GAAP net income for the first half of 2025 of $196 million, or $1.58 per diluted share.
●
Non-GAAP net income
2
for the first half of 2026 was $298 million, or $2.59 per diluted share
4
, and compares with
non-GAAP net income for the first half of 2025 of $278 million, or $2.25 per diluted share.
●
Adjusted EBITDA
3
for the first half of 2026 was $577 million, and compares with Adjusted EBITDA for the first half of 2025 of $515 million.
Share Repurchases
During the second quarter of 2026, the Company repurchased approximately 2.6 million shares of common stock at an average price of $76.69 per share for a total of $200 million.
For the year-to-date, the Company repurchased approximately 4.2 million shares of common stock at an average price of $77.05 per share for a total of $325 million.
At the end of the quarter, Henry Schein had $455 million authorized and available for future stock repurchases.

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2026 Financial Guidance
Henry Schein today raised its financial guidance for 2026. Guidance is for current continuing operations and does not include the impact of restructuring expenses and related costs, amortization expense of acquired intangible assets, the impairment of intangible assets, changes in contingent consideration, select implementation-related costs supporting value creation initiatives, and litigation settlements. This guidance also assumes that foreign currency exchange rates remain generally consistent with current levels.
The Company’s FY2026 guidance does not include any
remeasurement gains for the remainder of 2026, or any
future benefits from tariff refunds.
In summary, the change in financial guidance is as follows:
Updated
Guidance
Prior
Guidance
2026 non-GAAP diluted EPS
4
$5.29 to $5.39 $5.23 to $5.37
2026 total sales growth 4.5% to 5.5% 3% to 5%
2026 Adjusted EBITDA growth
Mid to high-
single-digits
Mid-single-digits
Adjustments to 2026 GAAP Net Income and Diluted EPS
The Company is providing guidance for 2026 diluted EPS and for 2026 Adjusted EBITDA on a non-GAAP basis, as noted above. The Company is not providing a reconciliation of its 2026 non-GAAP diluted EPS guidance to its projected
2026 diluted EPS prepared on a GAAP basis, or its 2026 Adjusted EBITDA guidance to net income prepared on a GAAP basis. This is because the Company is unable to provide without unreasonable effort an estimate of restructuring expenses and related or similar costs, including its ongoing value creation initiatives, and the corresponding tax effect, which will be
included in the Company’s 2026 diluted EPS and
net income, prepared on a GAAP basis. The inability to provide this reconciliation is due to the uncertainty and inherent difficulty of predicting the occurrence, magnitude, financial impact and
timing of related costs.
Management does not believe these items are representative of the Company’s underlying business performance. For
the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.
Second-Quarter 2026 Conference Call Webcast
The Company will hold a conference call to discuss second-quarter 2026 financial results today, beginning at 8:00
a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
https://investor.henryschein.com/webcasts. In addition,
a replay will be available beginning shortly after the call has ended for a period of one week.

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The Company will be posting slides that provide a summary of its second-quarter 2026 financial results on its website at https://investor.henryschein.com/financials/quarterly
-results/
About Henry Schein, Inc.
Henry Schein, Inc. (Nasdaq: HSIC) is a products, services, and technology platforms company for healthcare customers.
With more than 25,000 Team
Schein Members worldwide, the Company's network of trusted advisors provides more than 1 million customers globally with more than 300 valued solutions that help improve operational success and clinical outcomes. Our Business, Clinical, Technology
and Supply Chain solutions help office-based dental and medical practitioners work more efficiently so they can provide quality care more effectively.
These solutions also support dental
laboratories, government and institutional healthcare clinics, as well as other alternate care sites.
Henry Schein operates through a centralized and automated distribution network, with a selection of more than
300,000 branded products and Henry Schein corporate brand products in our main distribution centers.
A FORTUNE 500 Company and a member of the S&P 500®
index, Henry Schein is headquartered in Melville,
N.Y.,
and has operations or affiliates in 34 countries and territories. The Company's sales reached $13.2 billion in 2025,
and
have grown at a compound annual rate of approximately 11.0 percent since Henry Schein became a public company in 1995.
For more information, visit Henry Schein at www.henryschein.com
, Facebook.com/HenrySchein,
Instagram.com/HenrySchein,
and @HenrySchein on X.
Cautionary Note Regarding Forward-Looking Statements and Use of Non-GAAP Financial Information
In accordance with the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important factors that, among others, could cause future results to differ materially from the forward-looking statements, expectations and assumptions expressed or implied herein. All forward-looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements or industry results to be
materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
These statements include total sales growth, EPS and Adjusted EBITDA guidance and are generally identified by the use of such terms as “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,” “to be,” “to make”, or other comparable terms. A fuller discussion of our operations, financial condition and status of litigation matters, including factors that may affect our business and future prospects, is contained in documents we file with the United States Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K, and will be contained in subsequent periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from current expectations.
Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but are not limited to: our dependence on third parties for the manufacture and supply of our products and where we manufacture products, our dependence on third parties for raw materials or purchased components; risks relating to the achievement of our strategic growth objectives, including anticipated results of restructuring and value creation initiatives; risks related to the Strategic Partnership Agreement with KKR Hawaii Aggregator L.P. entered into in January 2025; transitions in senior company leadership (including, without limitation, the transition to our new Chief Executive Officer); our ability to develop or acquire and maintain and protect new products (particularly technology and specialty products) and services and utilize new technologies that achieve market acceptance with acceptable margins;
transitional challenges associated with acquisitions and joint ventures, including the failure to achieve anticipated synergies/benefits, as
well as significant demands on our operations, information systems, legal, regulatory, compliance, financial and human resources functions in connection with acquisitions, dispositions and joint ventures; certain provisions in our governing documents that may discourage third-party acquisitions of us; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of
corporate brand products; risks related to activist investors; security risks associated with our information systems and technology products and services, such as cyberattacks or other privacy or data security breaches (including the October 2023 incident); effects of a highly competitive (including, without limitation, competition from third-party online commerce sites) and consolidating market;
political, economic, and regulatory influences on the health care industry; risks from expansion of customer purchasing power and multi-

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tiered costing structures; increases in shipping costs for our products or other service issues with our third-party shippers, and increases in fuel and energy costs; changes in laws and policies governing manufacturing, development and investment in territories and countries where we do business; general global and domestic macro-economic and political conditions, including inflation, deflation, recession, unemployment (and corresponding increase in under-insured populations), consumer confidence, sovereign debt levels, fluctuations in energy pricing and the value of the U.S. dollar as compared to foreign currencies and changes to other economic indicators; failure to comply with existing and future regulatory requirements, including relating to health care; risks associated with the EU Medical Device
Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations; failure to comply with laws and regulations relating to the collection, storage and processing of sensitive personal information or standards in electronic health records or transmissions; changes in tax legislation, changes in tax rates and availability of certain tax deductions; risks related to product liability, intellectual property and other claims; risks associated with customs policies or legislative import restrictions; risks associated with disease outbreaks, epidemics, pandemics (such as the COVID-19 pandemic), or similar wide-spread public health concerns and other natural or man-made disasters; risks associated with our global operations; the threat or outbreak of war (including, without limitation, geopolitical wars), terrorism or public unrest (including, without limitation, the wars in Ukraine and Iran, the Israel-Gaza war and other unrest and threats in the Middle East and the possibility of a wider European or global conflict); changes to laws and policies governing
foreign trade, tariffs and sanctions or greater restrictions on imports and exports, including changes to international trade agreements and the current imposition of (and the potential for additional) tariffs by the U.S. on numerous countries and retaliatory tariffs; supply chain disruption; litigation risks; new or unanticipated litigation developments and the status of litigation matters; our dependence on our senior management, employee hiring and retention, increases in labor costs or health care costs, and our relationships with customers, suppliers and manufacturers; and disruptions in financial markets. The order in which these factors appear should not be construed to indicate their relative importance or priority.
We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict.
Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results. We undertake no duty and have no obligation to update forward-looking statements except as required by law.
Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated Statements of
Income prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company’s actual results prepared under GAAP to exclude certain items. In the schedule attached to the press release, the non-GAAP measures have
been reconciled to and should be considered together with the Consolidated Statements of Income. Management believes that non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance and allow for greater transparency with respect to key metrics used by management in operating our business. The impact of certain items that are excluded include integration and restructuring costs, amortization of acquisition-related assets, the insurance claim recovery associated with the
cybersecurity incident, changes in contingent consideration, costs associated with shareholder advisory matters and select value creation consulting costs, and litigation settlements because the amount and timing of such charges are significantly impacted by the timing, size, number and nature of the acquisitions we consummate and occur on an unpredictable basis. These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.
1 See Exhibit A for details of sales growth. Internal sales growth is calculated from total net sales using constant foreign currency exchange rates and excludes sales from acquisitions.
2
See Exhibit B for a reconciliation of GAAP net income and diluted EPS to non-GAAP net income and diluted EPS.
3
See Exhibit C for a reconciliation of GAAP net income to Adjusted EBITDA.
4
References to diluted EPS refer to diluted EPS attributable to Henry Schein, Inc.
CONTACTS:
Investors
Ronald N. South
Senior Vice President and Chief Financial Officer
ronald.south@henryschein.com
(631) 843-5500
Graham Stanley
Vice President, Investor Relations and Strategic Financial Project
Officer
graham.stanley@henryschein.com
(631) 843-5500

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Media
Tim Vassilakos
Vice President,
Global Corporate Communications
timothy.vassilakos@henryschein.com
(516) 510-0926
(TABLES TO
FOLLOW)

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED STATEMENTS
OF INCOME
(in millions, except share and per share data)
(unaudited)
Three Months Ended Six Months Ended
June 27, June 28, June 27, June 28,
2026 2025 2026 2025
Net sales
$ 3,458 $ 3,240 $ 6,826 $ 6,408
Cost of sales
2,357 2,224 4,655 4,392
Gross profit
1,101 1,016 2,171 2,016
Operating expenses:
Selling, general and administrative
831 778 1,640 1,516
Depreciation and amortization 70 64 137 126
Restructuring and related costs 29 23 41 48
Operating income 171 151 353 326
Other income (expense):
Interest income
8 9 15 15
Interest expense
(43) (38) (82) (73)
Other, net
1 (1) 1 (2)
Income before taxes, equity in earnings of affiliates and
noncontrolling interests
137 121 287 266
Income taxes (34) (31) (72) (66)
Equity in earnings (loss) of affiliates, net of tax (1) 4 (1) 7
Net income 102 94 214 207
Less: Net income attributable to noncontrolling interests
(8) (8) (13) (11)
Net income attributable to Henry Schein, Inc. $ 94 $ 86 $ 201 $ 196
Earnings per share attributable to Henry Schein, Inc.:
Basic
$ 0.83 $ 0.71 $ 1.76 $ 1.59
Diluted
$ 0.82 $ 0.70 $ 1.74 $ 1.58
Weighted-average common shares
outstanding:
Basic
113,451,329 121,927,867 114,194,349 122,852,702
Diluted
114,390,366 122,636,948 115,238,506 123,739,381

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, except share data)
June 27, December 27,
2026 2025
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents
$ 157 $ 156
Accounts receivable, net of allowance for credit losses of $97 and $90 1,763 1,651
Inventories, net 2,059 2,002
Prepaid expenses and other
621 655
Total current assets
4,600 4,464
Property and equipment, net
618 621
Operating lease right-of-use assets 322 301
Goodwill
4,272 4,213
Other intangibles, net
965 1,018
Investments and other 604 598
Total assets
$ 11,381 $ 11,215
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND
STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable
$ 1,135 $ 1,154
Bank credit lines
1,024 764
Current maturities of long-term debt
138 33
Operating lease liabilities 76 78
Accrued expenses:
Payroll and related
307 340
Taxes
199 179
Other
609 680
Total current liabilities
3,488 3,228
Long-term debt
2,300 2,310
Deferred income taxes
153 146
Operating lease liabilities 275 251
Other liabilities
442 486
Total liabilities
6,658 6,421
Redeemable noncontrolling interests
906 895
Commitments and contingencies
Stockholders' equity:
Preferred stock, $0.01 par value, 1,000,000 shares authorized, none outstanding - -
Common stock, $0.01 par value, 480,000,000 shares authorized,
111,916,222 issued and outstanding on June 27, 2026 and
115,771,149 issued and outstanding on December 27, 2025 1 1
Additional paid-in capital 140 177
Retained earnings
3,200 3,293
Accumulated other comprehensive loss
(184) (226)
Total Henry Schein, Inc. stockholders' equity 3,157 3,245
Noncontrolling interests 660 654
Total stockholders' equity
3,817 3,899
Total liabilities, redeemable noncontrolling interests
and stockholders' equity
$ 11,381 $ 11,215

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HENRY SCHEIN, INC.
CONDENSED CONSOLIDATED STATEMENTS
OF CASH FLOWS
(in millions)/(unaudited)
Three Months Ended Six Months Ended
June 27, June 28, June 27, June 28,
2026 2025 2026 2025
Cash flows from operating activities:
Net income $ 102 $ 94 $ 214 $ 207
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization
84 76 165 149
Impairment charge on intangible assets - - - 1
Non-cash restructuring charges 2 2 4 3
Stock-based compensation expense 13 11 16 16
Provision for losses on trade and other accounts receivable
2 3 8 5
Benefit from deferred income taxes (10) - (8) (7)
Equity in (earnings) losses of affiliates 1 (4) 1 (7)
Distributions from equity affiliates
1 6 4 8
Changes in unrecognized tax benefits (3) (3) (4) (1)
Other
6 (4) (21) (31)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable
(47) (26) (116) (100)
Inventories
(57) (15) (49) (29)
Other current assets
4 (38) 10 37
Accounts payable and accrued expenses
144 18 (79) (94)
Net cash provided by operating activities 242 120 145 157
Cash flows from investing activities:
Purchases of property and equipment (30) (32) (55) (63)
Payments related to equity investments and business acquisitions, net of cash acquired
(6) (50) (30) (101)
Proceeds from loan to affiliate 1 2 2 2
Capitalized software costs (16) (14) (30) (26)
Other
(14) (4) (15) (9)
Net cash used in investing activities
(65) (98) (128) (197)
Cash flows from financing activities:
Net change in bank credit lines (22) 33 261 248
Proceeds from issuance of long-term debt
87 94 144 244
Principal payments for long-term debt
(11) (6) (50) (21)
Debt issuance costs - (2) - (2)
Proceeds from issuance of stock upon exercise of stock options
1 - 2 1
Payments for repurchases and retirement of common stock
(200) (286) (325) (447)
Issuance of common stock - 250 - 250
Payments for taxes related to shares withheld for employee taxes (3) (2) (12) (14)
Distributions to noncontrolling shareholders (6) (14) (22) (18)
Payments for contingent consideration (4) (7) (4) (19)
Acquisitions of noncontrolling interests in subsidiaries
(10) (4) (42) (77)
Net cash provided by (used in) financing activities (168) 56 (48) 145
Effect of exchange rate changes on cash and cash equivalents 10 (60) 32 (82)
Net change in cash and cash equivalents 19 18 1 23
Cash and cash equivalents, beginning of period
138 127 156 122
Cash and cash equivalents, end of period
$ 157 $ 145 $ 157 $ 145

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Exhibit A - Second Quarter Sales
Henry Schein, Inc.
2026 Second Quarter
Sales Summary
(in millions)
(unaudited)
Q2 2026 over Q2 2025
Constant Currency
Growth
Q2 2026 Q2 2025
Local
Internal
Growth
Acquisition
Growth
Total
Constant
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
U.S. Distribution and Value-Added
Services
Merchandise $ 652 $ 602 6.5% 1.8% 8.3% 0.0% 8.3%
Equipment 216 219 -1.1% 0.0% -1.1% 0.0% -1.1%
Value-Added Services 51 51 1.4% 0.0% 1.4% 0.0% 1.4%
Total Dental 919 872 4.3% 1.3% 5.6% 0.0% 5.6%
Medical 1,027 988 3.8% 0.0% 3.8% 0.0% 3.8%
Total U.S. Distribution and Value
-Added
Services 1,946 1,860 4.0% 0.6% 4.6% 0.0% 4.6%
International Distribution and Value-
Added Services
Merchandise 685 616 5.4% 0.9% 6.3% 4.8% 11.1%
Equipment 240 220 5.4% 0.0% 5.4% 3.3% 8.7%
Value-Added Services 10 7 19.9% 5.8% 25.7% 5.6% 31.3%
Total Dental 935 843 5.5% 0.8% 6.3% 4.3% 10.6%
Medical 30 28 5.7% 0.0% 5.7% 6.0% 11.7%
Total International Distribution
and
Value-Added Services 965 871 5.5% 0.7% 6.2% 4.5% 10.7%
Global Distribution and Value-Added
Services
Global Merchandise 1,337 1,218 5.9% 1.4% 7.3% 2.4% 9.7%
Global Equipment 456 439 2.2% 0.0% 2.2% 1.6% 3.8%
Global Value-Added
Services
61 58 3.7% 0.7% 4.4% 0.7% 5.1%
Global Dental 1,854 1,715 4.9% 1.0% 5.9% 2.2% 8.1%
Global Medical 1,057 1,016 3.9% 0.0% 3.9% 0.1% 4.0%
Total Global Distribution and Value-
Added Services 2,911 2,731 4.5% 0.6% 5.1% 1.5% 6.6%
Global Specialty Products 419 386 3.2% 3.4% 6.6% 2.1% 8.7%
Global Technology 181 167 9.1% -1.3% 7.8% 0.4% 8.2%
Eliminations (53) (44) n/a n/a n/a n/a n/a
Total Global $ 3,458 $ 3,240 4.6% 0.7% 5.3% 1.4% 6.7%

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Exhibit A - Year-to-Date
Sales
Henry Schein, Inc.
2026 Second Quarter Year
-to-Date
Sales Summary
(in millions)
(unaudited)
Q2 2026 Year
-to-Date over Q2 2025 Year
-to-Date
Constant Currency
Growth
Q2 2026 Q2 2025
Local
Internal
Growth
Acquisition
Growth
Total
Constant
Currency
Growth
Foreign
Exchange
Impact
Total Sales
Growth
U.S. Distribution and Value-Added
Services
Merchandise $ 1,276 $ 1,193 5.3% 1.7% 7.0% 0.0% 7.0%
Equipment 410 406 1.0% 0.0% 1.0% 0.0% 1.0%
Value-Added Services 99 96 3.6% 0.0% 3.6% 0.0% 3.6%
Total Dental 1,785 1,695 4.2% 1.1% 5.3% 0.0% 5.3%
Medical 2,070 2,018 2.5% 0.0% 2.5% 0.0% 2.5%
Total U.S. Distribution and Value
-Added
Services 3,855 3,713 3.3% 0.5% 3.8% 0.0% 3.8%
International Distribution and Value-
Added Services
Merchandise 1,353 1,210 3.6% 1.0% 4.6% 7.2% 11.8%
Equipment 463 417 4.5% 0.0% 4.5% 6.4% 10.9%
Value-Added Services 19 14 19.5% 7.5% 27.0% 8.9% 35.9%
Total Dental 1,835 1,641 4.0% 0.8% 4.8% 7.0% 11.8%
Medical 60 53 5.2% 0.0% 5.2% 8.6% 13.8%
Total International Distribution
and
Value-Added Services 1,895 1,694 4.0% 0.8% 4.8% 7.0% 11.8%
Global Distribution and Value-Added
Services
Global Merchandise 2,629 2,403 4.5% 1.3% 5.8% 3.6% 9.4%
Global Equipment 873 823 2.8% 0.0% 2.8% 3.2% 6.0%
Global Value-Added
Services
118 110 5.6% 1.0% 6.6% 1.1% 7.7%
Global Dental 3,620 3,336 4.1% 1.0% 5.1% 3.4% 8.5%
Global Medical 2,130 2,071 2.6% 0.0% 2.6% 0.2% 2.8%
Total Global Distribution and Value-
Added Services 5,750 5,407 3.5% 0.6% 4.1% 2.2% 6.3%
Global Specialty Products 816 753 2.2% 2.8% 5.0% 3.4% 8.4%
Global Technology 354 329 8.0% -1.3% 6.7% 0.9% 7.6%
Eliminations (94) (81) n/a n/a n/a n/a n/a
Total Global $ 6,826 $ 6,408 3.6% 0.7% 4.3% 2.2% 6.5%

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Exhibit B
Henry Schein, Inc.
2026 Second Quarter and Year-to-Date
Reconciliation of reported GAAP net income and diluted EPS attributable to Henry Schein, Inc.
to non-GAAP net income and diluted EPS attributable to Henry Schein, Inc.
(in millions, except per share data)
(unaudited)
Second Quarter Year-to-Date
% %
2026 2025 Growth 2026 2025 Growth
Net income attributable to Henry Schein, Inc. $ 94 $ 86 9.1% $ 201 $ 196 2.7%
Diluted EPS attributable to Henry Schein, Inc. $ 0.82 $ 0.70 17.1% $ 1.74 $ 1.58 10.1%
Non-GAAP Adjustments, net of tax and attribution to
noncontrolling interests
Restructuring and related costs (1) $ 20 $ 16 $ 28 $ 33
Acquisition intangible amortization (2) 28 27 55 54
Cyber incident-insurance proceeds, net of third-party advisory expenses (3) - - - (15)
Change in contingent consideration (4) (1) - - (2)
Costs associated with shareholder advisory matters and select implementation related value creation consulting costs (5) 4 5 14 11
Litigation settlements (6) - 1 - 1
Non-GAAP adjustments to net income $ 51 $ 49 $ 97 $ 82
Non-GAAP net income attributable to Henry Schein, Inc. $ 145 $ 135 7.7% $ 298 $ 278 7.1%
Non-GAAP diluted EPS attributable to Henry Schein, Inc. $ 1.27 $ 1.10 15.5% $ 2.59 $ 2.25 15.1%
Management believes that non-GAAP financial measures provide investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance and allow for greater transparency with respect to key metrics used by management in operating our business.
These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding, similarly captioned, GAAP measures.
Net income growth rates are based on actual values and may not recalculate due to rounding.
Amounts may not sum due to rounding.
(1)
Restructuring and Related Costs
The following table presents details of our restructuring and related costs:
Second Quarter
Year
-to-Date
2026 2025 2026 2025
Restructuring and related costs - pre-tax, as reported $ 29 $ 23 $ 41 $ 48
Income tax benefit (7) (5) (10) (12)
Amount attributable to noncontrolling interests (2) (2) (3) (3)
Restructuring and related costs, net $ 20 $ 16 $ 28 $ 33

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(2)
Acquisition Intangible Amortization
The following table presents details of amortization of acquired intangible assets:
Second Quarter
Year
-to-Date
2026 2025 2026 2025
Acquisition intangible amortization - pre-tax, as reported $ 46 $ 44 $ 91 $ 87
Income tax benefit (12) (11) (23) (21)
Amount attributable to noncontrolling interests (6) (6) (13) (12)
Acquisition intangible amortization, net $ 28 $ 27 $ 55 $ 54
(3)
Represents cyber insurance proceeds, net of one time professional and other fees related to remediation of our Q4 2023 cyber incident.
During Q1 2025, we received insurance proceeds of $20 million ($15 million, net of taxes) under this policy representing the remaining insurance recovery of losses related to the cyber incident.
(4)
Represents a change in the fair value of contingent consideration of $2 million ($1 million, net of taxes) and $1 million
($0 million, net of taxes) recorded during Q2 2026 and YTD 2026, respectively, and $2 million ($2 million, net of taxes) recorded during YTD 2025 related to certain 2023, 2024 and 2025 acquisitions.
(5)
Represents costs associated with shareholder advisory matters and select value creation consulting costs of $6 million
($4 million, net of taxes) and $19 million ($14 million, net of taxes) recorded during Q2 2026 and YTD 2026, respectively, and $6 million ($5 million, net of taxes) and $14 million ($11 million, net of taxes) recorded during Q2
2025 and YTD 2025, respectively.
(6)
Represents settlement amounts for litigation at one of our businesses during Q2 2025 and YTD 2025.

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Exhibit C
Henry Schein, Inc.
2026 Second Quarter and Year-to-Date
Reconciliation of reported GAAP net income to Adjusted EBITDA
(in millions)
(unaudited)
Second Quarter Year-to-Date
2026 2025 2026 2025
Net income attributable to Henry Schein, Inc. (GAAP) $ 94 $ 86 $ 201 $ 196
Net income attributable to noncontrolling interests 8 8 13 11
Net income (GAAP) 102 94 214 207
Definitional adjustments:
Interest income (8) (9) (15) (15)
Interest expense 43 38 82 73
Income taxes 34 31 72 66
Depreciation and amortization 83 76 164 149
Non-GAAP adjustments:
Restructuring and related costs 29 23 41 48
Cyber incident-insurance proceeds, net of third-party advisory expenses - - - (20)
Impairment of intangible assets - - - 1
Change in contingent consideration (2) - (1) (2)
Costs associated with shareholder advisory matters and select implementation related value creation consulting costs 6 6 19 14
Litigation settlements - 1 - 1
Other adjustments:
Equity in earnings of affiliates, net of tax 1 (4) 1 (7)
Adjusted EBITDA (non-GAAP) $ 288 $ 256 $ 577 $ 515
Adjusted EBITDA is a non-GAAP measure that we calculate in the manner reflected on Exhibit C.
We define Adjusted EBITDA as net
income, excluding (i) net income attributable to noncontrolling interests, (ii) interest income and expense, (iii) income taxes, (iv)
depreciation and amortization, (v) restructuring and related costs, (vi) cyber incident-insurance proceeds, net of third-party advisory expenses, (vii) impairment of intangible assets, (viii) change in contingent consideration, (ix) costs associated with shareholder advisory matters and select implementation related value creation consulting costs, (x) litigation settlements, and (xi) equity in earnings of affiliates, net of tax.
Amounts may not sum due to rounding.